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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): October 25, 2001


                              GOODRICH CORPORATION
               (Exact Name of Registrant as Specified in Charter)




           New York                       1-892                  34-0252680
       (State or Other                 (Commission              (IRS Employer
Jurisdiction of Incorporation)         File Number)          Identification No.)


                              Four Coliseum Centre
                              2730 West Tyvola Road
                         Charlotte, North Carolina 28217
               (Address of Principal Executive Offices)(Zip Code)


       Registrant's telephone number, including area code: (704) 423-7000
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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

    (a) Financial Statements of Businesses Acquired.

        None.

    (b) Pro Forma Financial Information

        None.

    (c) Exhibits

        Exhibit 99.1 Goodrich Corporation Press Release dated October 25, 2001 titled "Goodrich Third Quarter Results Exceed Expectations".


ITEM 9. REGULATION FD DISCLOSURE

       On October 25, 2001, Goodrich Corporation issued a press release announcing its earnings for the three-months and nine-months periods ended September 30, 2001. A copy of such press release is filed as Exhibit 99.1 hereto and is incorporated by reference herein.


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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          GOODRICH CORPORATION
                                          (Registrant)


Date: October 25, 2001                    By: /s/ Robert D. Koney, Jr.
                                              ----------------------------------
                                              Robert D. Koney, Jr.
                                              Vice President and Controller



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